UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

August 19, 2022

GLOBAL LEADERS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-251324	00-0000000
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 512,InnoCentre

72 Tat Chee Avenue,

Kowloon Tong, Hong Kong

(Address of principal executive offices)

(852) 8102 3633

(Registrant’s telephone number, including area code)

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 – Other Events

Item 8.01 Other Events

On May 23, 2022, the Company filed a Form 8-K to extend the Offering period for an additional 90 days. The Form 8-K was declared effective on May 24, 2022. Under the terms of the Form 8-K, that Offering was extended and will expire on August 21, 2022, unless extended by the Board of Directors.

On August 19, 2022, the Board of Directors unanimously voted to extend the Offering period for an additional 90 days, as provided by the Form 8-K. The Offering, as extended, will continue until November 19, 2022.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
1	Board resolution
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2022

Global Leaders Corporation

/s/ Yip Hoi Hing Peter
By:	Yip Hoi Hing Peter
Title:	Chief Executive Officer, Chief Financial Officer, President, Director, Secretary and Treasurer (Principal Executive Officer)

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